Exhibit 99.2
Investor Presentation September 2011

Cautionary Note Regarding Forward-Looking Statements This communication contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, these forward-looking statements could be affected by risks that the terminated merger agreement with Allied World Assurance Company Holdings, AG disrupts current plans and operations; risks that the unsolicited Validus exchange offer, consent solicitation and/or National Indemnity proposal disrupts current plans and operations; the ability to retain key personnel; pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of loss reserves; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management's response to these factors; and other risks detailed in the "Cautionary Statement Regarding Forward-Looking Information," "Risk Factors" and other sections of Transatlantic's Form 10-K and other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Transatlantic is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law. Additional Information About the Validus Exchange Offer This communication is neither an offer to purchase nor the solicitation of an offer to sell any securities. In response to the exchange offer commenced by Validus, Transatlantic has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC. Investors and security holders are urged to read the Solicitation/Recommendation Statement on Schedule 14D-9 because it contains important information about the Validus Exchange Offer. All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov). You may also obtain these documents by contacting Transatlantic's Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com. Additional Information about the Validus Consent Solicitation On September 14, 2011, Validus filed a preliminary consent solicitation statement with the SEC relating to Validus's proposals to, among other things, remove all of Transatlantic's directors and nominate three new directors to the Transatlantic board of directors. Transatlantic will file with the SEC a consent revocation statement (the "Statement") in connection with Validus's solicitation of written consents. Investors and securityholders are urged to read the Statement and other documents, when they become available, as they will contain important information. All documents, including the Statement, when filed, will be available free of charge at the SEC's website (www.sec.gov). You may also obtain these documents by contacting Transatlantic's Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com. Participants in the Solicitation Transatlantic, its directors and executive officers may be deemed to be participants in a solicitation of Transatlantic's stockholders in connection with the Validus consent solicitation. Information about Transatlantic's directors and executive officers is available in Transatlantic's proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Stockholders. Additional information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, to the extent applicable, will be contained in the Statement. Third Party Sourced Information Certain information included in this presentation has been sourced from third parties. Transatlantic does not make any representation regarding the accuracy, completeness or timeliness of such third party information. Permission to quote third party sources neither sought nor obtained. 1

Key Discussion Issues / Questions Our assessment of current industry dynamics and their impact on Transatlantic Our strategic review process National Indemnity offer Validus proposal Our path forward 2

Who We Are 3 Global pure play property and casualty reinsurer 50% business written outside of the U.S Over 60% short-tail business written in 2010 A 30-year track record of performance, profitability and shareholder returns An unparalleled global franchise with a unique local presence and significant scale 24 locations with local underwriters Customized products for many markets Allocate capital to highest return geographies and lines of business Superior risk selection in targeted specialty lines and property catastrophe Over 110 underwriters with long tenure in respective lines Act as a lead underwriter in many specialty lines Strong long-term relationships with brokers and cedants Highly efficient and low-cost operating platform High revenue per employee versus peers Low operating expenses versus peers Solid capital base and strong financial strength ratings High quality investment portfolio Over $8bn of net reserves Over $5.2bn of capital Delivered a 12.1% CAGR in book value per share since 1990 IPO1 (1) Source: Transatlantic Investor Presentation from 11-Mar-2010 and Q3 2011 mid-point of book value range per press release on 16-Sep-2011.

We Have Grown Our BVPS at 12% Annualized Over Multiple Industry Cycles While Being a U.S. Taxpayer 4 CAGR: 12.1% Source: Company financial reports (1) Mid-point of book value range per press release on 16-Sep-2011. Major Headwinds During Last 20 Years 1990s Soft Cycle Hurricane Andrew Unicover 9/11 IPO Laddering and Market Timing Hurricanes Katrina, Rita and Wilma Hurricanes Ike and Gustav Financial Crisis

Industry Landscape 5 Industry Dynamics: Primary insurance writers are buying less reinsurance due to higher retained capital, better information, and stronger underwriting results Soft pricing environment Low interest rate environment Recent regulatory requirements have increased the need for local subsidiaries (e.g. UK and Argentina) Size helps: property catastrophe line sizes and counterparty credit limits ROEs and price-to-book multiples near historical lows Transatlantic Considerations: Leading market share in core portfolios of US specialty casualty lines Large property catastrophe writer Recognized international franchise Strong financial strength ratings Culture Domicile Capital flexibility Historical ownership structure

Summary of P&C Industry Performance 6 Historical Industry Price / Book Multiples Goldman Sachs Commercial P&C Pricing Index4 See page 19 for Endnotes.

Our Strategic Objectives to Compete Most Effectively Over Long-Term 7 Majority owned by AIG 1990-2009 Barriers to re-domicile due to AIG's U.S. domicile Could not expand to primary insurance operations due to potential conflicts with AIG's businesses Maintained legacy branch system Emerged as a fully independent public company in 2010 No longer faced restrictions by AIG ownership Undertook a full analysis of competitive landscape and franchise Identified strategic initiatives to enhance Transatlantic's industry-leading franchise Enhance operational flexibility to meet regulatory requirements Broaden distribution to include U.S. primary insurance capabilities Lower cost of capital and enhance earnings Began executing plans to address these initiatives as an independent company while also searching for a strategic partner that would accelerate our plan Can achieve the objectives independently or through strategic combinations

Opportunity for meaningful shareholder value creation Ability to reallocate capital globally with minimal costs Status of U.S. tax treaties and regulatory regime Status / size of EU subsidiary Clear path to Solvency II compliance Pro forma ratings Pro forma property catastrophe exposure Balance market opportunities with return of capital Business mix Size, scope, licenses and performance of primary operations Risk management / tolerance Underwriting delegation / expertise Corporate philosophy Path to long-term value creation How Transatlantic Evaluates Potential Merger Candidates 8 Structural Flexibility EU Passport /Regulatory Requirements Ratings / Risk Profile Cultural Fit Significant Upside for Stockholders Financial Flexibility Shareholder Value Primary Insurance

Summary of National Indemnity Offer 9 All cash proposal of $52.00 per share Transatlantic pro forma ownership of 0% No participation in upside Ranks below the 25th percentile of comparable insurance transactions Represents only 77% of our stated June 30, 2011 book value and represents only 75% of the mid-point of our estimated Q3 2011 book value range Signed confidentiality agreement with a two year standstill

National Indemnity Offer is Below Levels of Selected Precedent Cash Transactions in Insurance 10 Notes: Transactions include: Fairfax / Zenith, Tokio Marine / Philadelphia Consolidated, Allied World / Darwin, Liberty Mutual / Safeco, Mapfre / Commerce Group, Munich Re / Midland National, D.E. Shaw / James River, Liberty Mutual / Ohio Casualty, Farmers / Bristol West, TPG / Direct General and Aviva / AmerUS. Premium to: Multiple of: National Indemnity Offer 25th Percentile Median 75th Percentile EXCEL SOURCE copied at 29-Aug-11 07:06:13: nautilus2011\Presentation\8 h ISS\Excel\Deal Comp as Values_v5.xlsx (Price Prior to Announcement) EXCEL SOURCE copied at 29-Aug-11 07:06:55: nautilus2011\Presentation\8 h ISS\Excel\Deal Comp as Values_v5.xlsx (BVPS) EXCEL SOURCE copied at 29-Aug-11 07:07:38: nautilus2011\Presentation\8 h ISS\Excel\Deal Comp as Values_v5.xlsx (Tangible BVPS)

Summary of Validus Proposal 11 1.5564 Validus shares per each Transatlantic share $8.00 cash per Transatlantic share Approximately 48% Transatlantic board found that Validus proposal is inferior but could lead to a Superior Proposal and provided Validus opportunity to conduct diligence Need to sign mutually acceptable confidentiality agreement to initiate discussions No longer bound by Allied World Merger Agreement Need to conduct due diligence / reverse due diligence No certainty of transaction completion with Validus Mechanics of Proposal Transatlantic Ownership Progress and Timing

Validus Proposal is Not Acceptable on an Absolute Basis 12 Does not advance Transatlantic objective of meaningfully broadening distribution to U.S. specialty business not available to reinsurers Questionable flexibility to fund a subsidiary that could support $1billion-plus of international premiums The combined company will likely carry lower ratings than Transatlantic on a standalone basis Proposed deal is considerably less than a book value for book value exchange Arbitrary charge to Transatlantic stockholders for a $500mm reserve shortfall Transatlantic stockholders to receive only 48% of the future earnings and synergies vs. 52% in a book for book offer Validus has centralized underwriting and a stated distaste for the casualty business Short six-year operating history compared to Transatlantic 30 plus years Less than fair ownership in combined entity Lack of due diligence Undercapitalized EU Subsidiary Insufficient Valuation Negative Impact on Ratings No U.S. Insurance Company Cultural Incompatibility Questionable Upside for Stockholders

Less Than Book Value-for-Book Value Exchange Ratio... 13 Source: Company filings Note: Financial data as of 30-Jun-2011. (1) Implied exchange ratio calculated using diluted shares per treasury stock method as of 16-Sep-2011 for Validus. (2) Includes impact of $8 / share cash consideration paid as a dividend to Transatlantic stockholders. (3) Based on Validus share price of $25.32 as of 16-Sep-2011. Validus has arbitrarily reduced the value to our stockholder s by $6.71 per Transatlanti c share3

Validus Proposal is Not Acceptable on Relative Basis to a Deal which Stockholders Did Not Support 14 While Bermuda is a tax efficient domicile, it does not have a tax treaty with the U.S. 30% withholding tax on dividends from U.S. subsidiaries to Bermuda parent vs. 5% to Swiss parent 9.8% book value per basic share dilution for Transatlantic stockholders in Validus proposal vs. 2.4% dilution in the terminated Allied World transaction3 Book value per basic share dilution not likely to be offset by Validus' higher multiple as Validus claims Combination with Validus would likely trade in line with reinsurers (0.69x P/B) vs. with Allied World would likely trade inline with multiline insurers (0.70x P/B) Over the last 30 days Validus traded at 0.73x price to book value per basic share multiple compared to their 12-Jul-2011 multiple of 0.91x Transatlantic could write incremental catastrophe business on a standalone basis In a combination with Validus there could be some dis-synergies as the combined company could lose some of overlapping clients Since 30-Sep-2006, Validus grew its BVPS including dividends by 15% annualized rate vs. 20% for Allied World1 Validus produced lower shareholder returns vs. Allied World on a one, two and three year basis and since their respective IPOs2 Less Than Optimal Domicile Property Catastrophe Capacity Inferior Book Value Growth and Returns Lower Pro Forma Book Value Per Share See page 19 for Endnotes.

We Are Taking Specific Actions in Our Path Forward 15 $300 million buyback prior to 31-Dec-2011 $300 million repurchase in 2012 7% book value per share accretion if $600 million buyback took place in H1 20111 Completing insurance licensing process for Putnam Reinsurance Company to obtain access to U.S. primary insurance business Executing our existing plan to address European and Latin American regulatory requirements Adjusting the mix of short-tail and long-tail business, given the current market environment Insurance Licensing International Operations Business Mix $600 Million Share Buyback Program We remain open to the right strategic combination that presents an attractive opportunity for our stockholders (1) Assumes average repurchase price of $49.14 per share, which was the average share price of Transatlantic common stock from 03-Jan-2011 through 30-Jun-2011.

Illustrative Impact of $600 Million Share Buyback for Transatlantic 16 See page 19 for Endnotes. 1

Preliminary Third Quarter Financial Results 17 EPS range from $0.85 to $1.15 BVPS range between $69.00 and $70.001 NPW range from $935 million to $990 million Preliminary financial data for the quarter include: Preliminary pre-tax net catastrophe costs of $55 million to $65 million2 A pre-tax benefit of $45 million resulting from a negotiated settlement of arbitration proceedings3 Pre-tax merger related costs, including termination fees, of $55 million to $60 million See page 20 for Endnotes.

Conclusions 18 We have a proven track record of creating value for our stockholders and strongly believe that our franchise will continue to deliver this value Have grown book value per share 12.1% since our IPO in 19901 Transatlantic Board and the management have a clear path to enhancing our stockholder value $600 million recently announced share repurchase program would increase book value per share 7%2 We continue to be open to strategic combinations that would increase Transatlantic stockholders' value and accelerate our ability to achieve our stated objectives If no strategic combination takes place, we are confident we will be able to achieve our stated goals and increase stockholders' value standalone (1) Source: Transatlantic Investor Presentation from 11-Mar-2010 and Q3 2011 mid-point of book value range per press release on 16-Sep-2011. (2) Assumes average repurchase price of $49.14 per share, which was the average share price of Transatlantic common stock from 03-Jan-2011 through 30-Jun-2011. Assumes as if repurchase occurred in H1 2011.

Page 6 Endnotes Source: Public filings, Bloomberg, SNL Financial, CapIQ Note: Background graph represents data for GS Commercial P&C Index; colors indicate hard market (green) and soft market (orange). (1) Final data point represents multiple as of 16-Sept-2011. (2)Reinsurers include RE, PRE, PTP and TRH. (3) Multiline includes ACE, XL, ACGL, AXS, ALTE, ENH, AHL and AWH. (4) Weighted average of agents' responses to the change in policy renewal premium for personal / commercial auto, homeowners / commercial multi-peril, commercial property and general liability. An index of zero indicates no change in renewal premiums. A value of 1 or (1) indicates premiums up 1-10% or down 1-10%, respectively. Page 14 Endnotes Source: Bloomberg, Allied World S-4 filing as of 17-Aug-2011; Validus S-4 filing as of 19-Aug-2011; Transatlantic 14D-9 filing as of 28-Jul-2011, CapIQ, SNL Note: All financial data as of 30-Jun-2011. Market data through 16-Sept-2011 (1) Represents compound annual growth in book value per basic share (including cumulative dividends paid )from 30-Sep-2006 to 31-Jun-2011. For Validus cumulative dividends of $2.98 between 20-Feb-2008 and 30-Jun-2011; for Allied World cumulative dividends of $3.29 between 8-Nov-2006 and 30-Jun-2011. (2) Represents simple price appreciation and reinvestment of dividends in respective stock. (3) Represents book value per share dilution as of 30-Jun-2011. Page 16 Endnotes Notes: Assumes Q3 2011 basic book value per Transatlantic share of $69.50 (midpoint of range defined in 16-Sep-2011 Transatlantic press release). Assumes no change in sharecount from Q2 2011 (basic share count of 62.5mm shares). Assumes IBES estimates for quarterly earnings and dividends. Dividends paid for the quarter on beginning sharecount. For illustrative purposes assumes buybacks happen at the end of the quarter at the end of the quarter stock price (i.e. cash spent at the end of the quarter). Repurchase price assumes stock trades at constant price to book multiples (0.68x, 0.84x and 1.00x respectively). Assumes no catastrophe losses.. Assumes repurchase financed by using excess cash on Transatlantic's balance sheet. Assumes 3.5% pre-tax cost of cash. Marginal tax rate of 35%. (1) 0.68x based on undisturbed price to book value per basic share for Transatlantic as of 10-Jun-2011, 1.00x illustrative price to book multiple assuming Transatlantic trades at book and 0.84x is the mean of 0.68x and 1.00x. (2) Measures change from Transatlantic stock price as of 16-Sep-2011 of $48.77. End Notes (1/2) 19

Page 17 Endnotes Note: Financial data includes estimates using information known at this time. Such financial data do not include any estimate for foreign exchange movement, changes in fair value or other events that could materially affect earnings or book value per share that occur or become known after the date of these estimates. Per share information does not consider the impact of share activity that may occur after the issuance of this press release, including share repurchases that may occur before the end of the third quarter pursuant to the share repurchase program announced today . (1) Book value per share is defined as stockholders' equity divided by common shares outstanding at quarter end. (2) Include costs related to storms in Denmark and Hurricane Irene, each of which occurred in the quarter, and modest increases in costs related to earlier 2011 events. (3) Resulting from negotiated settlement with United Guaranty Residential Insurance Company, United Guaranty Mortgage Indemnity Company, United Guaranty Credit Insurance Company and United Guaranty Residential Insurance Company of North Carolina involving disputes over certain assumed reinsurance contracts related to subprime mortgages and credit default insurance. End Notes (2/2) 20